Exhibit 10.6

AMENDMENT TO

GOVERNANCE AGREEMENT

This Amendment to Governance Agreement (this “Amendment”) is made and entered into as of April 21, 2016, effective as of the date hereof, by and between Aradigm Corporation (the “Company”), and Grifols, S.A. (“Grifols”).

RECITALS

WHEREAS, the Company and Grifols are parties to that certain Governance Agreement, dated August 27, 2013 (the “Agreement”). All capitalized terms set forth herein shall (unless otherwise defined herein) have the meanings given to them in this Agreement;

WHEREAS, in the Company intends to raise capital through a convertible notes and warrants securities offering (the “Securities Offering”) in which Grifols intends to participate;

WHEREAS, in connection with the Securities Offering, the Company and Grifols wish to amend the Target Percentage;

WHEREAS, the Company and Grifols agree to the amendment of the Agreement set forth herein. This Amendment shall be effective as of the date hereof. Effective upon such amendment, the Agreement will remain in full force and effect, with the definition of Target Percentage being deleted and replaced by the new definition from and after the date hereof.

AGREEMENT

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	AMENDMENT TO AGREEMENT. The definition of Target Percentage in Section 1 of the Agreement will be deleted and replaced as follows:

“Target Percentage” means 43.3%.

2. NO OTHER AMENDMENTS. Except as expressly set forth above, all of the terms and conditions of the Agreement remain in full force and effect.

3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same instrument.

4. FACSIMILE SIGNATURES. This Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party. The original signature copy shall be subsequently delivered to the other parties. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Governance Agreement as of the date first written above.

ARADIGM CORPORATION

By:	/s/ Nancy Pecota
Name:	Nancy Pecota
Title:	Chief Financial Officer

GRIFOLS, S.A.

By:	/s/ Alfredo Arroyo
Name:	Alfredo Arroyo
Title:	CFO